UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2015

INEEDMD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-187248	45-4487461
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

650 First Avenue, Third Floor

New York, New York 10016

(Address of Principal Executive Offices)

Clutterbug Move Management, Inc.

29 Church Street

South Orange, New Jersey 07079

(Former name or former address, if changed
since last report)

(212)-256-9669

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On February 12, 2015 Clutterbug Move Management, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the State of Nevada and changed its corporate name from Clutterbug Move Management, Inc. to iNeedMD Holdings, Inc. On February 25, 2015, the Company received notice from the Financial Industry Regulatory Authority (“FINRA”) that the Company’s name change application has been approved and effective February 27, 2015, the Company will trade under its new name, iNeedMD Holdings, Inc.

Item. 8.01 Other Items

Item 5.03 is hereby incorporated by reference.

On February 25, 2015, the Company received notice from FINRA that effective February 27, 2015, the Company will be quoted on the OTCQB under its new trading symbol, “NEMD”.

Item 9.01 Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Amendment to the Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iNeedMD Holdings, Inc.

Date: February 27, 2015	By:	/s/ Thomas A. Nicolette
	Name:	Thomas A. Nicolette
	Title:	Chief Executive Officer

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